UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2014

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

EXPLANATORY NOTE: This Amended Form 8-K/A is being filed for the purpose of reporting the final number of unregistered equity securities sold in the private placement. In all other material respects this Amended Form 8-K/A is unchanged from the Form 8-K filed by the Company on January 15, 2-14.

ITEM 3.02 – Unregistered Sale Of Equity Securities.

As of January 31, 2014, units consisting of 62,384,067 shares of our common stock and 31,192,033  common stock purchase warrants were subscribed for at CAD.$0.12 per unit, for total gross proceeds of CAD$7,486,088.  In connection with the sale of securities, the Company issued paid 3,396,744 Brokers’ common stock purchase warrants and cash payments of $407,609. Each warrant entitles the holder to acquire one (1) share of common stock of the Company at CAD$0.18 per share for a period of thirty six (36) months from the date of issue, with all common stock purchase warrants issued to insiders who invested entitling the those holders to acquire one (1) share of common stock of the Company at CAD$0.18 per share for a period of eighteen (18) months from the date of issue, and all brokers’ common stock purchase warrants entitling the those holders to acquire one (1) share of common stock of the Company at CAD$0.14 per share of common stock for a period of eighteen (18) months from the date of issue.

The securities were issued to non-U.S. Purchasers, in reliance upon the exemption provided by Regulation S under the Securities Act of 1933, as amended, for a transaction not involving a public offering. The non-U.S. Purchasers acknowledged the following: The non-U.S. Purchaser is not a United States Person, nor is the non-U.S. Purchaser acquiring the Securities hares directly or indirectly for the account or benefit of a United States Person.  None of the funds used by the non-U.S. Purchaser to purchase the Securities have been obtained from United States Persons. For purposes of this Agreement, “United States Person” within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

Item 7.01    Regulation FD Disclosure.

On February 3, 2014, the Company issued a press release regarding the above.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The foregoing information in items 3.02 and 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2014                        Energizer Resources Inc.

                                                             By: /s/ Peter D. Liabotis

                                                                  Peter D. Liabotis

                                                                  Chief Financial Officer

Exhibit 99.1

Energizer Resources Financing Now Closed

NEWS RELEASE – Monday February 3, 2014, 8a.m. (ET)

Energizer Resources Inc. (TSX:EGZ) (OTCQX:ENZR) (FWB:YE5) (“Energizer” or the “Company”) announces, further to the Company’s press releases dated November 21, 2013, December 31, 2013 and January 14, 2014 that the previously announced private placement brokered and non-brokered offering of subscription receipts (“Subscription Receipts”) of the Company (the “Offering”) has now completely closed.

The Offering raised gross proceeds of C$7,486,088 on the sale of 62,384,067 Subscription Receipts resulting in 62,384,067 Common Shares and 31,192,033 Warrants. Management and employees of Energizer subscribed a total of $501,000 in this private placement. GMP Securities L.P. acted as agent under the brokered offering.

Each Subscription Receipt issued pursuant to the Offering was sold at a price of C$0.12 and was exercised, without additional consideration, on closing, for one common share (“Common Share”) and one half of one purchase warrant (each whole warrant, a “Warrant”). Each Warrant has an exercise price of C$0.18 and a term of 36 months following the date of issue, except for those Warrants issued to insiders which have a term of 18 months following the date of issue.

The net proceeds from the Offering will be used primarily to fund a Full Feasibility Study for the Company's Molo flaked Graphite Project in Madagascar, to satisfy in part the due-diligence requirements of certain financial institutions that have expressed an interest in providing mine and equipment financing during development. Funds will also be used for general working capital purposes, including generating additional quantities of graphite concentrate for product evaluation and marketing. Marketing efforts will continue to be undertaken in the coming months to enhance the profile and appeal of the project to potential strategic partners and the investing public.

All securities issued in connection with the Offering will be subject to a minimum six-month hold period.

The Company has obtained conditional approval from the Toronto Stock Exchange (the “TSX”) for the listing of all Common Shares issued or issuable pursuant to the Offering (including those underlying the Warrants). The Offering is subject to receipt of final approval of the TSX.

About Energizer Resources

Energizer Resources Inc. is a mineral exploration and development company based in Toronto, Canada, which is focused on developing its 100%-owned, flagship Molo flaked Graphite Project, located near Fotadrevo in southern Madagascar.

For more information, please visit our website at www.energizerresources.com or contact:

Brent Nykoliation, Senior Vice President, Corporate Development or Craig Scherba, President and COO

Toll Free: 800.818.5442 or 416.364.4911

Email: info@energizerresources.com

Forward-Looking Statements

This press release may contain forward-looking statements. These statements relate to future events and are subject to risks, uncertainties and assumptions about Energizer Resources Inc. Examples of forward-looking statements in this press release include statements regarding the anticipated timing of the completion of the Offering and the Escrow Release Conditions. These statements are only predictions based on the Company's current expectations and projections about future events. Although the Company believes the expectations reflected in such forward-looking statements, and the assumptions upon which such forward-looking statements are made, are reasonable, there can be no assurance that such expectations will prove to be correct. Readers should not place undue reliance on these statements. Actual events or results may differ materially. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Many factors may cause the Company's actual results to differ materially from any forward-looking statement, including the factors detailed in our filings with the Securities and Exchange Commission and Canadian securities regulatory authorities, including but not limited to our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K, our Annual Information Form and other filings with the Securities and Exchange Commission and Canadian securities regulatory authorities. The forward-looking statements contained in this news release are current as of the date hereof and are qualified in their entirety by this cautionary statement. Except as expressly required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise